EXHIBIT 99.3

Petrodome Energy, LLC

Unaudited Interim Consolidated Financial Statements

As of October 31, 2017, and December 31, 2016, and for the

Ten Months Ended October 31, 2017 and 2016

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PETRODOME ENERGY, LLC INTERIM CONSOLIDATED BALANCE SHEETS OCTOBER 31, 2017 AND DECEMBER 31, 2016

	October 31,	December 31,
	2017	2016
	(unaudited)

ASSETS
Current assets
Cash and cash equivalents	$3,114,725	4,238,784
Accounts receivable	496,401	1,239,037
Prepaid expenses and other current assets, net	-	67,520
Assets held for sale - net	3,820,375	-
Total current assets	7,431,501	5,545,341

Oil and gas properties, net	-	41,678,828
Other property and equipment, net	-	172,491
Investment in limited partnership	3,151,823	3,151,823
Other assets	-	14,200

TOTAL ASSETS	$10,583,324	$50,562,683

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$842,783	662,885
Undistributed revenue and royalties		1,174,500
Total current liabilities	842,783	1,837,385

Asset retirement obligations	-	641,066
Total Liabilities	842,783	2,478,451
Commitments & contigencies	-	-
Members' equity	9,740,541	48,084,232

TOTAL LIABILITIES AND MEMBERS' EQUITY	$10,583,324	$50,562,683

The accompanying notes are an integral part of these condensed consolidated financial statements.

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PETRODOME ENERGY, LLC INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS TEN MONTHS ENDED OCTOBER 31, 2017 AND 2016

	October 31,	October 31,
	2017	2016
	(unaudited)	(unaudited)

REVENUES
Oil and gas sales	$6,111,847	8,509,256

COSTS AND EXPENSES
Lease operating expense	1,228,986	1,912,461
Production taxes	503,844	618,274
Depreciation, depletion and amortization	3,829,441	8,138,118
Impairment of oil and gas properties	-	7,052,742
General and administrative	4,378,258	6,036,028
Accretion of asset retirement obligations	53,423	73,648
Other expense	1,081	330
TOTAL COSTS AND EXPENSES	9,995,033	23,831,601

INCOME (LOSS) FROM OPERATIONS	(3,883,186)	(15,322,345)

OTHER INCOME (LOSS)
COPAS overhead fees charged on well operations	122,146	114,143
Interest income	-	-
Unrealized loss on assets held for sale	(35,856,376)
Equity in loss of limited partnership	-	(2,705,755)
Other income	5,725	49,441
	(35,728,505)	(2,542,171)

NET LOSS	$(39,611,691)	$(17,864,516)

The accompanying notes are an integral part of these condensed consolidated financial statements.

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PETRODOME ENERGY, LLC INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS TEN MONTHS ENDED OCTOBER 31, 2017 AND 2016

	October 31,	October 31,
	2017	2016
	(unaudited)	(unaudited)

Cash flows from operating activities
Net loss	$(39,611,691)	$(17,864,516)
Adjustments to reconcile net loss to net cash from
operating activities:
Unrealized loss on assets held for sale	35,856,376	-
Depreciation, depletion and amortization	3,829,441	8,138,118
Impairment of oil and gas properties	-	7,052,742
Accretion of asset retirement obligations	53,423	73,648
Equity in loss of limited partnership	-	2,705,755
Changes in operating assets and liabilities:
Restricted Cash	1,253,769	-
Accounts receivable	742,636	(146,242)
Prepaid expenses and other assets	2,411	(31,824)
Accounts payable and accrued expenses	206,450	(484,218)
Undistributed revenue and royalties	79,268	115,015
Drilling advances	-	(82,866)
Net cash from operating activities	2,412,083	(524,388)

Cash flows from investing activities
Acquisitions of oil and gas properties	(4,804,142)	(1,483,006)
Acquisitions of other property and equipment	-	-
Net cash from investing activities	(4,804,142)	(1,483,006)

Cash flows from financing activities
Member contributions	1,268,000	4,008,000
Member distributions	-	(10,000,000)
Net cash from financing activities	1,268,000	(5,992,000)

Net change in cash and cash equivalents	(1,124,059)	(7,999,394)

Cash and cash equivalents, beginning of year	4,238,784	11,685,873

Cash and cash equivalents, end of year	$3,114,725	$3,686,479

The accompanying notes are an integral part of these condensed consolidated financial statements.

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PETRODOME ENERGY, LLC NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS FOR THE TEN MONTHS ENDED OCTOBER 31, 2017 AND 2016

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and the rules of the Securities and Exchange Commission (“SEC”). In the opinion of management, all adjustments, consisting of normal recurring adjustments (unless otherwise indicated), necessary for a fair presentation of the financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

NOTE 2 – ASSETS HELD FOR SALE - NET

In 2017, the Company designated its oil & gas properties and related assets as held for sale and, accordingly, recorded them on our Consolidated Balance Sheet as assets held for sale. The sale of these assets was completed in the fourth quarter of 2017. The estimated loss on the sale of these assets is recorded in the Consolidated Statement of Operations for the ten months ended October 31, 2017.

Assets held for sale as of October 31, 2017 were as follows

Cash - restricted	$1,253,769
Prepaid expenses and other assets	79,309
Oil and gas properties	4,435,555
Undistributed revenue and royalties	(1,253,769)
Asset retirement obligation	(694,489)

Total	$3,820,375

NOTE 3 – INVESTMENT IN LIMITED PARTNERSHIP

A wholly owned subsidiary of the Company has an ownership interest in a limited partnership engaged in the acquisition, exploration, development and operation of oil and gas properties. The limited partnership is a private enterprise, and the subsidiary had previously accounted for this investment under the equity method of accounting and recognized its proportionate interest in gains and losses in other income (loss) on the consolidated statements of operations. As of the date of this filing, the limited partnership has not finalized its annual accounting for 2017, and consequently has not provided any information relative to results of operations to facilitate an adjustment in these financial statements.

NOTE 4 – RECENT ACCOUNTING PRONOUNCEMENTS

During the ten months ended October 31, 2017, there were several new accounting pronouncements issued by the Financial Accounting Standards Board. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). This standard provides a single set of guidelines for revenue recognition to be used across all industries and requires additional disclosures. It is effective for private companies for annual and interim reporting periods beginning after December 15, 2018. This standard permits early adoption and permits the use of either the retrospective or cumulative effect transition method. We are currently evaluating the potential impact of this standard on our financial position and results of operations, as well as our selected transition method. Based on our preliminary assessment, we believe the new standard will not have a material impact on our financial position and results of operations, as we do not expect to change the manner or timing of recognizing revenue on a majority of our revenue transactions.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). This standard requires all leases that have a term of over 12 months to be recognized on the balance sheet with the liability for lease payments and the corresponding right-of-use asset initially measured at the present value of amounts expected to be paid over the term. Recognition of the costs of these leases on the income statement will be dependent upon their classification as either an operating or a financing lease. Costs of an operating lease will continue to be recognized as a single operating expense on a straight-line basis over the lease term. Costs for a financing lease will be disaggregated and recognized as both an operating expense (for the amortization of the right-of-use asset) and interest expense (for interest on the lease liability). This standard will be effective for private companies for interim and annual periods beginning January 1, 2020 and must be applied on a modified retrospective basis to leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. Early adoption is permitted. We are currently evaluating the timing of adoption and the potential impact of this standard on our financial position, but we do not expect it to have a material impact on our results of operations.

NOTE 5 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 12, 2018, the date which the financial statements were available to be issued.

On December 22, 2017, Viking Energy Group, Inc, completed the acquisition of all of the issued and outstanding membership interests in Petrodome Energy, LLC, and each of its subsidiaries described in the Membership Interest Purchase Agreement.

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